UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

DIVERSIFIED RESTAURANT HOLDINGS, INC.

(Name of registrant in its charter)

Nevada	000-53577	03-0606420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
27680 Franklin Road Southfield, MI 48034
(Address of principal executive offices)

Registrant's telephone number:  (248) 223-9160

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02 Results of Operations and Financial Condition

Earnings Release

On March 10, 2017, Diversified Restaurant Holdings, Inc. (NASDAQ: SAUC) (the "Company") issued a press release announcing earnings and other financial results for the quarter and year ended December 25, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated here by reference.

Item 7.01. Regulation FD Disclosure

The Company has prepared presentation materials (the “Investor Presentation”) that management intends to use at ROTH Capital Partners’ 29th Annual Conference on Monday, March 13, 2017 in Dana Point, California, and from time to time thereafter in presentations about the Company’s operations and performance. The Company may use the Investor Presentation, possibly with modifications, in presentations to current and potential investors, analysts, lenders, business partners, acquisition candidates, customers, employees and others with an interest in the Company and its business.

A copy of the Investor Presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is available on the Company's website at http://www.diversifiedrestaurantholdings.com/investors/events-and-presentations/default.aspx. Materials on the Company's website are not part of or incorporated by reference into this Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statement and Exhibits
(d) Exhibits

Exhibit No.     Description

99.1	Press Release of Diversified Restaurant Holdings, Inc. reporting financial results and earnings for the quarter and year ended December 25, 2016

99.2	Diversified Restaurant Holdings, Inc. Investor Presentation dated March 10, 2017

SIGNATURES

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DIVERSIFIED RESTAURANT HOLDINGS, INC.

Dated: March 10, 2017	By:	/s/ Phyllis A. Knight
	Name:	Phyllis A. Knight
	Title:	Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit No.     Description

99.1	Press Release of Diversified Restaurant Holdings, Inc. reporting financial results and earnings for the quarter and year ended December 25, 2016

99.2	Diversified Restaurant Holdings, Inc. Investor Presentation dated March 10, 2017